                                MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 2002-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 16, 2002, and with respect to the performance of the Trust during the month November, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,001 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)      The total amount of the distribution to Class A Certificateholders on December 16, 2002
        per $1,000 Original Principal Amount                                                                        4.0833333333
                                                                                                                   --------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class A Certificates, per $1,000 Original Principal Amount                                           4.0833333333
                                                                                                                   --------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class A Certificates, per $1,000 Original Principal Amount                                           0.0000000000
                                                                                                                   --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)      The amount of Class A Investor Charge Off's                                                                 0.0000000000
                                                                                                                   --------------

2)      The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
        Original Principal Amount                                                                                   0.0000000000
                                                                                                                   --------------


3)      The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                        0.0000000000
                                                                                                                   --------------

4)      The amount set forth in paragraph 3 above, per $1,000 Original Principal
        Amount (which will have the effect of increasing, pro rata, the amount
        of each Series 2001-3 Investor Certificateholder's Investment)                                              0.0000000000
                                                                                                                   --------------

5)      The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
        Distribution Date                                                                                           0.0000000000
                                                                                                                   --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)      The total amount of the distribution to Class B Certificateholders on December 16, 2002
        per $1,000 Original Principal Amount.                                                                       1.6199652473
                                                                                                                   --------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Class B Certificates, per $1,000 Original Principal Amount.                                          1.6199652473
                                                                                                                   --------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Class B Certificates, per $1,000 Original Principal Amount.                                          0.0000000000
                                                                                                                   --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)      The amount of Class B Investor Charge Off's                                                                 0.0000000000
                                                                                                                   --------------

2)      The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,001
        Original Principal Amount                                                                                   0.0000000000
                                                                                                                   --------------


3)      The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                        0.0000000000
                                                                                                                   --------------

4)      The amount set forth in paragraph 3 above, per $1,000 Original Principal
        Amount (which will have the effect of increasing, pro rata, the amount
        of each Series 2001-2 Investor Certificateholder's Investment)                                              0.0000000000
                                                                                                                   --------------

5)      The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
        Distribution Date                                                                                           0.0000000000
                                                                                                                   --------------

E)  Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)      The total amount of the distribution to Collateral Interest Holder on Distribution Date:
        December 16, 2002 Jan-00 per $1,000 Original Principal Amount.                                              2.5241319570
                                                                                                                   --------------

2)      The amount of the distribution set forth in paragraph 1 above in respect of interest
        on the Collateral Interest, per $1,000 Original Principal Amount.                                           2.5241319570
                                                                                                                   --------------

3)      The amount of the distribution set forth in paragraph 1 above in respect of principal
        of the Collateral Interest, per $1,000 Original Principal Amount.                                           0.0000000000
                                                                                                                   --------------


F)  Collateral Interest Investor Charge Off's and Reimbursement of Charge Off's
1)      The amount of Collateral Interest Investor Charge Off's                                                     0.0000000000
                                                                                                                   --------------

2)      The amount of Collateral Interest Investor Charge Off's set forth in paragraph 1 above, per
        $1,001 Original Principal Amount                                                                            0.0000000000
                                                                                                                   --------------

3)      The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge
        Off's                                                                                                       0.0000000000
                                                                                                                   --------------

4)      The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount                             0.0000000000
                                                                                                                   --------------



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